                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                     FORM 8-K/A
                                 (Amendment No. 1)



                 Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                 Date of Report (Date of earliest event reported):
                                September 30, 1998


                            FALCON COMMUNICATIONS, L.P.
                     (successor to Falcon Holding Group, L.P.)
                             FALCON FUNDING CORPORATION
          ---------------------------------------------------------------
            (Exact Name of Registrants as Specified in Their Charters)


                                     CALIFORNIA
                                     CALIFORNIA
          ---------------------------------------------------------------
          (State or Other Jurisdiction of Incorporation or Organization)


          33-60776                           95-4654565
          333-55755                          95-4681480
          -----------------                  ------------------
     (Commission File Numbers)     (I.R.S. Employer Identification Numbers)

10900 WILSHIRE BOULEVARD - 15TH FLOOR
LOS ANGELES, CALIFORNIA                                        90024
----------------------------------------------              ------------
(Address of Principal Executive Offices)                     (Zip Code)


                                   (310) 824-9990
                 -------------------------------------------------
                (Registrants' Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

     The audited financial statements of the cable television systems contributed by TCI Falcon Holdings LLC as part of the TCI Transaction (as defined in Item 2 of the original Form 8-K) for the three years ended December 31, 1997 were previously filed in the Registration Statement on Form S-4 (SEC file no. 333-55755) and are incorporated herein by this reference. Interim financial information for the nine months ended September 30, 1998 and 1997 is included with this amended report beginning on page F-1.

     (b)  Pro Forma Financial Information.

     Pro forma statements of operations for the year ended December 31, 1997 and for the nine months ended September 30, 1998 are included with this amended report beginning on page P-1. The balance sheet filed with the Form 10-Q for the period ended September 30, 1998 reflected the consummation of the TCI Transaction as of September 30, 1998 and is incorporated herein by this reference. Therefore, a pro forma balance sheet as of September 30, 1998 is not included with this amended report in accordance with Rule 11-02(c) of Regulation S-X.

     (c)  Exhibits.

          None.

                            TCI FALCON SYSTEMS

                            (DEFINED IN NOTE 1)

                       COMBINED FINANCIAL STATEMENTS


                             SEPTEMBER 30, 1998

                                 (UNAUDITED)

                             TCI FALCON SYSTEMS
                             (Defined in note 1)

         Combined Statements of Operations and Parent's Investment

                                 (unaudited)

                                                            Nine months ended
                                                               September 30,
                                                         ----------------------
                                                           1998          1997
                                                         --------      --------
                                                         amounts in thousands
Revenue                                                  $86,476         86,480

Operating costs and expenses:
   Operating (note 4)                                     31,154         30,078
   Selling, general and administrative (note 1)           17,234         13,513
   Administrative fees (note 4)                            2,853          3,410
   Depreciation and amortization                          17,757         16,980
                                                         --------      --------
                                                          68,998         63,981
                                                         --------      --------

         Operating income                                 17,478         22,499

Other income (expense):
   Intercompany interest expense (note 4)                 (4,343)        (4,383)
   Other, net                                                 28            (57)
                                                         --------      --------
                                                          (4,315)        (4,440)
                                                         --------      --------

         Earnings before income taxes                     13,163         18,059

Income tax expense                                        (5,423)        (7,440)
                                                         --------      --------

      Net earnings                                         7,740         10,619

Parent's investment:

   Beginning of year                                     293,337        322,134

   Change in due to TCI Communications, Inc. ("TCIC"),
     excluding the Distribution (note 3)                  (5,107)       (23,152)
                                                         --------      --------

   End of period                                        $295,970        309,601
                                                         --------      --------
                                                         --------      --------

See accompanying notes to combined financial statements.

                             TCI FALCON SYSTEMS
                             (Defined in note 1)

                      Combined Statements of Cash Flows

                                 (unaudited)

                                                            Nine months ended
                                                              September 30,
                                                           1998          1997
                                                         --------      --------
                                                          amounts in thousands
Cash flows from operating activities:
   Net earnings                                         $  7,740         10,619
   Adjustments to reconcile net earnings to net
    cash provided by operating activities:
      Depreciation and amortization                       17,757         16,980
      Deferred income tax expense                            929          1,248
      Changes in operating assets and liabilities,
       net of effects of acquisitions:
         Change in receivables                             2,213         (1,042)
         Change in other assets                               84            212
         Change in accounts payable and
           accrued expenses                                2,159           (206)
                                                         --------      --------
         Net cash provided by operating
           activities                                     30,882         27,811
                                                         --------      --------
Cash flows from investing activities:
   Capital expended for property and equipment           (13,540)        (4,689)
                                                         --------      --------
   Other investing activities                               (809)            85

         Net cash used in investing activities           (14,349)        (4,604)
                                                         --------      --------
Cash flows from financing activities:
   Change in due to TCIC, excluding the
    Distribution                                         (12,130)       (23,152)
   Change in cash overdraft                               (4,403)          --
                                                         --------      --------
      Net cash used in financing activities              (16,533)       (23,152)
                                                         --------      --------
      Net increase in cash                                  --               55

      Cash:
         Beginning of year                                  --            2,614
                                                         --------      --------
         End of period                                  $   --            2,669
                                                         --------      --------
                                                         --------      --------

See accompanying notes to combined financial statements.

                             TCI FALCON SYSTEMS
                             (Defined in note 1)

                    Notes to Combined Financial Statements

                             September 30, 1998

                                 (unaudited)

(1)  BASIS OF PRESENTATION

     The combined financial statements include the accounts of thirteen cable television systems serving certain subscribers within Oregon, Washington, Alabama, Missouri and California (collectively, the "TCI Falcon Systems"). The TCI Falcon Systems were indirectly wholly-owned by various subsidiaries of TCIC in all periods presented herein up to the date of the Contribution, as defined below. TCIC is a subsidiary of Tele-Communications, Inc. ("TCI"). All significant inter-entity accounts and transactions have been eliminated in combination.

     The accompanying interim combined financial statements are unaudited but, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the results for such periods. The results of operations for any interim period are not necessarily indicative of results for the full year. These combined financial statements should be read in conjunction with the combined financial statements and notes thereto contained in the TCI Falcon Systems' report for the year ended December 31, 1997.

     The TCI Falcon Systems have been acquired through a series of transactions where TCIC acquired various larger cable entities (the "Original Systems"). The TCI Falcon Systems' combined financial statements include an allocation of certain purchase accounting adjustments, including the related deferred tax effects, from TCIC's acquisition of the Original Systems. Such allocation and the related franchise cost amortization is based on the relative fair market value of systems involved. In addition, certain operating costs of TCI are charged to the TCI Falcon Systems based on their number of subscribers (see note 4). Although such allocations are not necessarily indicative of the costs that would have been incurred by the TCI Falcon Systems on a stand alone basis, management believes that the resulting allocated amounts are reasonable.

     On September 30, 1998, TCIC and Falcon Holding Group, LP ("Falcon") closed a transaction under a Contribution and Purchase Agreement (the "Contribution"), pursuant to which TCIC contributed the TCI Falcon Systems to a newly formed partnership (the "Partnership") between TCIC and Falcon in exchange for an approximate 46% ownership interest in the Partnership. During the nine months ended September 30, 1998, the TCI Falcon Systems incurred $1,113,000 in severance costs in connection with the Contribution. Such costs are included in selling, general and administrative expenses in the accompanying combined financial statements.

                                                                     (continued)

                             TCI FALCON SYSTEMS
                             (Defined in note 1)

                    Notes to Combined Financial Statements


     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2)  ACQUISITION

     On January 1, 1998, a subsidiary of TCIC acquired certain cable television assets in and around Ellensburg, WA from King Videocable Company. On the same date, these assets were transferred to the TCI Falcon Systems. As a result of these transactions, the TCI Falcon Systems recorded non-cash increases in property and equipment of $2,100,000, in franchise costs of $4,923,000, and in parent's investment of $7,023,000. Assuming the acquisition had occurred on January 1, 1997, the TCI Falcon Systems' pro forma results of operations would not have been materially different from the results of operations for the nine months ended September 30, 1997.

(3)  PARENT'S INVESTMENT

     Parent's investment in the TCI Falcon Systems at September 30, 1998 is summarized as follows:

                                          September 30,
                                               1998
                                       --------------------
                                       amounts in thousands
           Due to TCIC                     $  644,091
           Retained earnings                 (348,121)
                                           -----------
                                           $  295,970
                                           -----------
                                           -----------

     The amount due to TCIC represents advances for operations, acquisitions and construction costs as well as the allocation of certain costs from TCIC. See note 4.

     On August 15, 1998, TCIC caused the TCI Falcon Systems to effect distributions from the TCI Falcon Systems to TCIC aggregating $429,739,000 (the "Distribution"). The Distribution resulted in an increase to the intercompany amounts owed to TCIC and a corresponding decrease to retained earnings.

                                                                     (continued)

                             TCI FALCON SYSTEMS
                             (Defined in note 1)

                    Notes to Combined Financial Statements


(4)  TRANSACTIONS WITH RELATED PARTIES

     The amounts due to TCIC consist of various intercompany advances and expense allocations. TCIC charges intercompany interest expense at variable rates to cable systems within the TCI Falcon Systems based upon amounts due to TCIC from the cable systems. As a result of TCIC's ownership of 100% of the TCI Falcon Systems, the amounts due to TCIC have been classified as a component of parent's investment in the accompanying combined financial statements. Such amounts are due on demand.

     The TCI Falcon Systems purchase, at TCIC's cost, substantially all of their pay television and other programming from affiliates of TCIC. Charges for such programming were $21,479,000 and $19,024,000 for the nine months ended September 30, 1998 and 1997, respectively, and are included in operating expenses in the accompanying combined financial statements.

     Certain subsidiaries of TCIC provide administrative services to the TCI Falcon Systems and have assumed managerial responsibility of the TCI Falcon Systems' cable television system operations and construction. As compensation for these services, the TCI Falcon Systems pay a monthly fee calculated on a per-subscriber basis.

     The intercompany advances and expense allocation activity in amounts due to TCIC consists of the following:

                                                           September 30,
                                                                1998
                                                        --------------------
                                                        amounts in thousands
      Beginning of year                                       $219,459
           Transfer of cable system acquisition
              purchase price                                     7,023
           Programming charges                                  21,479
           Administrative fees                                   2,853
           Intercompany interest expense                         4,343
           Tax allocations                                       4,494
           Distribution to TCIC                                429,739
           Cash transfer                                       (45,299)
                                                               -------
      End of year                                             $644,091
                                                               -------
                                                               -------

                                                                     (continued)

                             TCI FALCON SYSTEMS
                             (Defined in note 1)

                   Notes to Combined Financial Statements


(5)  COMMITMENTS AND CONTINGENCIES

     On October 5, 1992, the United States Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act"). In 1993 and 1994, the Federal Communications Commission ("FCC") adopted certain rate regulations required by the 1992 Cable Act and imposed a moratorium on certain rate increases. As a result of such actions, the TCI Falcon Systems' basic and tier service rates and its equipment and installation charges (the "Regulated Services") are subject to the jurisdiction of local franchising authorities and the FCC. Basic and tier service rates are evaluated against competitive benchmark rates as published by the FCC, and equipment and installation charges are based on actual costs. Any rates for Regulated Services that exceeded the benchmarks were reduced as required by the 1993 and 1994 rate regulations. The rate regulations do not apply to the relatively few systems which are subject to "effective competition" or to services offered on an individual service basis, such as premium movie and pay-per-view services.

     The TCI Falcon Systems believe that they have complied in all material respects with the provisions of the 1992 Cable Act, including its rate setting provisions. However, the TCI Falcon Systems' rates for Regulated Services are subject to review by the FCC, if a complaint has been filed, or the appropriate franchise authority, if such authority has been certified. If, as a result of the review process, a system cannot substantiate its rates, it could be required to retroactively reduce its rates to the appropriate benchmark and refund the excess portion of rates received. Any refunds of the excess portion of tier service rates would be retroactive to the date of complaint. Any refunds of the excess portion of all other Regulated Service rates would be retroactive to one year prior to the implementation of the rate reductions.

     Certain plaintiffs have filed or threatened separate class action complaints against certain of the TCI Falcon Systems, alleging that the systems' practice of assessing an administrative fee to subscribers whose payments are delinquent constitutes an invalid liquidated damage provision, a breach of contract, and violates local consumer protection statutes. Plaintiffs seek recovery of all late fees paid to the subject systems as a class purporting to consist of all subscribers who were assessed such fees during the applicable limitation period, plus attorney fees and costs. In addition to such matters, the TCI Falcon Systems have contingent liabilities related to legal proceedings and other matters arising in the ordinary course of business. Although it is possible the TCI Falcon Systems may incur losses upon conclusion of the matters referred to above, an estimate of any loss or range of loss cannot presently be made. Based upon the facts available, management believes that, although no assurance can be given as to the outcome of these actions, the ultimate disposition should not have a material adverse effect upon the combined financial condition of the TCI Falcon Systems.
                                                                     (continued)

                              TCI FALCON SYSTEMS
                              (Defined in note 1)

                    Notes to Combined Financial Statements


     TCI formed a year 2000 Program Management Office (the "PMO") to organize and manage its year 2000 remediation efforts. The PMO is responsible for overseeing, coordinating and reporting on TCIC's year 2000 remediation efforts, including the year 2000 remediation efforts of the TCI Falcon Systems prior to the Contribution. For information related to TCIC's year 2000 program, please refer to TCIC's September 30, 1998 Form 10-Q filed with the Securities and Exchange Commission. Subsequent to the date of the Contribution, the year 2000 remediation efforts of the TCI Falcon Systems are no longer the responsibility of TCI, TCIC or the PMO.

                 PRO FORMA CONDENSED COMBINED FINANCIAL DATA

     Set forth below are unaudited pro forma condensed combined statement of operations data derived from the historical consolidated financial statements of Falcon Communications, L.P. (the "Partnership"), Falcon Classic Cable Income Properties, L.P. ("Falcon Classic"), Falcon Video Communications, L.P. ("Falcon Video") and the cable television systems contributed to the Partnership by TCI Falcon Holdings LLC (the "TCI Systems") and reflect management's determination of pro forma adjustments, including a preliminary estimate of purchase price allocations. The unaudited pro forma data for the year ended December 31, 1997 and for the nine months ended September 30, 1998 give effect to (i) the issuance of 8.375% Senior Debentures with an aggregate original principal amount of $375,000,000 and the issuance of 9.285% Discount Debentures with an aggregate original principal amount at maturity of $435,250,000, (collectively, the "Debentures"), both of which occurred on April 3, 1998, (ii) the refinancing of the Partnership's prior senior credit agreement with proceeds from a new $1.5 billion senior credit agreement (the "New Credit Facility") which was consummated on June 30, 1998, (iii) the partial repurchase and subsequent redemption by the Partnership of the $282.2 million aggregate principal amount of the Partnership's outstanding 11% Senior Subordinated Notes due 2003 (the "Notes"), (iv) the acquisition of the Falcon Classic systems (the "Falcon Classic Acquisition") which substantially occurred in March 1998, and the acquisition of the Falcon Video Systems and the TCI Systems (the "TCI Transaction") which occurred on September 30, 1998, as if such transactions had been consummated on January 1, 1997.

     As the above transactions have been reflected in the Partnership's unaudited condensed consolidated balance sheet as of September 30, 1998, which was previously filed in the Partnership's September 30, 1998 report on Form 10-Q, no unaudited pro forma balance sheet data has been presented herein.

     The unaudited pro forma condensed combined statements of operations may not be indicative of the results that actually would have occurred if the transactions described above had been completed and in effect for the periods indicated or the results that may be obtained in the future. The unaudited pro forma condensed combined financial data presented below should be read in conjunction with the audited historical consolidated financial statements and related notes thereto of the Partnership and the TCI Systems.

     The pro forma condensed combined statements of operations do not reflect the impact of certain non-recurring expenses associated with the transactions. The Partnership's pro forma data do not include the write-off, as an extraordinary charge, of deferred loan costs of $11.7 and $11.0 million at December 31, 1997 and September 30, 1998, respectively, related to the extinguishment of the prior senior credit agreement and the repurchase of the Notes, as well as the approximate $19.7 million in premiums and costs related to the repurchase of the Notes. Additionally, the pro forma data do not include a one-time charge of approximately $7.7 million in compensation expense, $6.5 million of which related to the payment to certain Falcon Holding Group, L.P. ("FHGLP") employees of amounts due under the Partnership's incentive plan, as required by the Contribution and Purchase Agreement dated December 30, 1997 (the "Contribution Agreement"), and $1.2 million of which related to non-recurring bonus payments related to the TCI Transaction.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                         Year Ended December 31, 1997

                                                                        Historical
                                                      ---------------------------------------------
                                                          The         Falcon    Falcon        TCI       Pro Forma
                                                      Partnership    Classic     Video      Systems    Adjustments       Pro Forma
                                                      -----------    -------    -------     -------    -----------       ---------
                                                                                 (in thousands of dollars)



Revenues . . . . . . . . . . . . . . . . . . . . . .   $255,886     $20,299     $32,145     $113,897      $2,767   (1)    $424,994
Expenses:
  Costs and expenses . . . . . . . . . . . . . . . .   (122,080)    (11,248)    (15,908)     (64,113)     (2,370)  (2)    (215,719)
  Depreciation and amortization. . . . . . . . . . .   (118,856)     (8,080)    (16,086)     (22,509)    (56,702)  (3)    (222,233)
                                                      -----------    -------    -------     -------    -----------       ---------
   Operating income (loss) . . . . . . . . . . . . .     14,950         971         151       27,275     (56,305)          (12,958)
Other income (expense):
  Interest expense, net. . . . . . . . . . . . . . .    (79,137)     (1,490)    (10,985)      (5,832)    (22,481)  (4)    (119,925)
  Equity in net income of investee partnerships. . .        443         -           -            -             4   (5)         447
  Other income (expense), net. . . . . . . . . . . .        885         (61)        -            (84)      1,210   (6)       1,950
Income tax benefit (expense) . . . . . . . . . . . .      2,021         -           -         (8,808)      8,808   (7)       2,021
                                                      -----------    -------    -------     -------    -----------       ---------
Income (loss) before extraordinary items . . . . . .   $(60,838)      $(580)   $(10,834)     $12,551    $(68,764)        $(128,465)
                                                      -----------    -------    -------     -------    -----------       ---------
                                                      -----------    -------    -------     -------    -----------       ---------

                      Nine Months Ended September 30, 1998

                                                                         Historical
                                                      ---------------------------------------------
                                                          The         Falcon    Falcon        TCI       Pro Forma
                                                      Partnership    Classic     Video      Systems    Adjustments       Pro Forma
                                                      -----------    -------    -------     -------    -----------       ---------
                                                                                  (in thousands of dollars)
Revenues . . . . . . . . . . . . . . . . . . . . . .  $ 201,789     $ 4,281    $ 24,993     $ 86,476    $  3,519   (1)   $ 321,058
Expenses:
  Costs and expenses . . . . . . . . . . . . . . . .   (105,879)     (2,488)    (12,801)     (51,241)      5,555   (2)    (166,854)
  Depreciation and amortization. . . . . . . . . . .    (98,284)     (1,391)    (10,253)     (17,757)    (40,038)  (3)    (167,723)
                                                      -----------    -------    -------     --------   -----------       ---------
   Operating income (loss) . . . . . . . . . . . . .     (2,374)        402       1,939       17,478     (30,964)          (13,519)
Other income (expense):
  Interest expense, net. . . . . . . . . . . . . . .    (69,744)        (31)     (8,528)      (4,343)    (10,931)  (4)     (93,577)
  Equity in net income (loss) of investee partnerships     (199)        -           -            -            12   (5)        (187)
  Other income (expense), net. . . . . . . . . . . .     (1,162)     34,436         (44)          28     (34,773)  (6)      (1,515)
Income tax benefit (expense) . . . . . . . . . . . .     (2,848)        -           -         (5,423)      5,423   (7)      (2,848)
                                                      -----------    -------    -------     --------   -----------       ---------
Income (loss) before extraordinary items . . . . . .  $ (76,327)    $34,807    $ (6,633)    $  7,740   $ (71,233)        $(111,646)
                                                      -----------    -------    -------     --------   -----------       ---------
                                                      -----------    -------    -------     --------   -----------       ---------

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(1) To eliminate management fee income from Falcon Classic and Falcon Video, to adjust the TCI Systems revenues to reflect revenues from additional assets acquired and to eliminate certain revenues not being acquired pursuant to the Contribution Agreement, and to conform to the Partnership's accounting treatment of franchise fees charged to subscribers, as follows:

                                                                                                               Nine
                                                                                                 Year          Months
                                                                                                 Ended         Ended
                                                                                               12/31/97       9/30/98
                                                                                               --------      --------
                                                                                                     ($in 000's)
     Eliminate management fee income from Falcon Classic . . . . . . . . . . . . . . . . .     $(1,291)      $  (191)
     Eliminate management fee income from Falcon Video . . . . . . . . . . . . . . . . . .      (1,582)       (1,237)
     Adjust TCI Systems revenues (See "Detail of TCI Systems Adjustments," below). . . . .       5,640         4,947
                                                                                               --------      --------
                                                                                               $ 2,767       $ 3,519
                                                                                               --------      --------
                                                                                               --------      --------

(2) To eliminate Falcon Classic and Falcon Video management fee expense to the Partnership, to adjust the TCI Systems expenses arising from additional assets acquired and to eliminate certain expenses related to revenues not being acquired pursuant to the Contribution Agreement, to conform to the Partnership's accounting treatment of franchise fees charged to subscribers and to eliminate the non-recurring compensation expense incurred by the Partnership resulting from the TCI Transaction, as follows:

                                                                                                                Nine
                                                                                                 Year          Months
                                                                                                 Ended         Ended
                                                                                               12/31/97       9/30/98
                                                                                               --------      --------
                                                                                                    ($ in 000's)
     Eliminate Falcon Classic's management fee expense to the Partnership. . . . . . . . .     $(1,134)      $  (222)
     Eliminate Falcon Video's management fee expense to the Partnership. . . . . . . . . .      (1,582)       (1,237)
     Eliminate non-recurring compensation expense related to the TCI Transaction . . . . .         -          (7,723)
     Adjust TCI Systems expenses (See "Detail of TCI Systems Adjustments," below). . . . .       5,086         3,627
                                                                                               --------      --------
                                                                                               $ 2,370       $(5,555)
                                                                                               --------      --------
                                                                                               --------      --------

(3) To record additional depreciation and amortization expense attributable to the allocation of the fair value to tangible and intangible assets acquired and liabilities assumed of Falcon Classic ($83.4 million), Falcon Video ($143.2 million) and the TCI Systems ($500.2 million), based on preliminary estimates of their respective fair values as of the acquisition date:

                                                                                                                    Nine
                                                                                                    Year           Months
                                                                                      Useful        Ended          Ended
                                                                                       Life        12/31/97       9/30/98
                                                                                    ----------     --------      --------
                                                                                    (in years)          ($ in 000's)
     Reduce estimated depreciation expense . . . . . . . . . . . . . . . . . . .      3 - 15       $(4,807)      $(4,728)
     Adjust estimated amortization expense:
     Reduce franchise cost amortization. . . . . . . . . . . . . . . . . . . . .          12        (1,559)         (105)
     Increase goodwill amortization. . . . . . . . . . . . . . . . . . . . . . .          20         3,611         2,565
     Increase customer lists and other intangible assets amortization. . . . . .           5        59,457        42,306
                                                                                                   --------      --------
                                                                                                   $56,702       $40,038
                                                                                                   --------      --------
                                                                                                   --------      --------

                                     P-3

(4) To increase interest expense to reflect the acquisition of the Falcon Classic and Falcon Video systems, the assumption of the TCI Systems indebtedness, the partial repurchase and subsequent redemption of the Notes and the issuance of the Debentures, as if those events had been in effect during the entire period; and to record the amortization on new debt discount and issuance costs estimated at $28.8 million in connection with the New Credit Facility and the Debentures. The average interest rates used to compute pro forma interest expense on the New Credit Facility were 7.0% for the year ended December 31, 1997 and 6.8% for the nine months ended September 30, 1998. The effect on pro forma income (loss) before extraordinary items of a 1/8% change in interest rates would be approximately $1.1 million per year (without giving effect to the Partnership's interest rate hedging agreements).

                                                                                                                    Nine
                                                                                                     Year          Months
                                                                                                    Ended          Ended
                                                                                                   12/31/97       9/30/98
                                                                                                   --------      --------
                                                                                                         ($ in 000's)
     Eliminate historical interest expense related to borrowings by Falcon Classic . . . . . .    $ (1,490)     $    (31)
     Eliminate amortization expense on historical deferred loan costs for the
       prior senior credit agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (825)         (357)
     Eliminate amortization expense on historical deferred costs for the Notes . . . . . . . .        (874)         (291)
     Eliminate historical interest expense on the Notes. . . . . . . . . . . . . . . . . . . .     (29,584)      (13,121)
     Eliminate historical interest expense on the prior senior credit agreement. . . . . . . .     (44,493)      (16,123)
     Eliminate historical interest expense of Falcon Video . . . . . . . . . . . . . . . . . .     (10,985)       (8,528)
     Eliminate historical interest expense of the TCI Systems. . . . . . . . . . . . . . . . .      (5,832)       (4,343)
     Record estimated interest expense on the Debentures . . . . . . . . . . . . . . . . . . .      57,593        14,566
     Record estimated interest expense on borrowings under the New Credit
       Facility to finance the acquisition of Falcon Classic and to refinance the
       Falcon Video and TCI Systems indebtedness . . . . . . . . . . . . . . . . . . . . . . .      56,439        38,272
     Record amortization expense on new debt discount. . . . . . . . . . . . . . . . . . . . .          84            28
     Record amortization expense on new debt issuance costs. . . . . . . . . . . . . . . . . .       2,448           859
                                                                                                  --------      --------
                                                                                                  $ 22,481      $ 10,931
                                                                                                  --------      --------
                                                                                                  --------      --------


(5) To eliminate the Partnership's general partners' share of losses of Falcon Classic.

(6) To increase other expenses for anticipated legal fees related to the settlement of litigation ($150,000 for the year ended December 31, 1997), to eliminate the historical loss of $1.4 million recorded in 1997 on the sale of an international cable television investment which was retained by FHGLP pursuant to the Contribution Agreement, and to eliminate the gain on the sale of Falcon Classic's cable systems ($34.8 million for the nine months ended September 30, 1998).

(7) To eliminate historical tax expense of the TCI Systems, which assets were formerly held by a corporation.

                     DETAIL OF TCI SYSTEMS ADJUSTMENTS

     The combined statements of operations of the TCI Systems for the year ended December 31, 1997 and the nine months ended September 30, 1998 have been adjusted to reflect additional assets acquired (which acquisitions were not material individually or in the aggregate), to eliminate certain revenues and expenses not being acquired pursuant to the Contribution Agreement and to conform to the Partnership's accounting treatment of franchise fees charged to subscribers, as follows:

                                                                                   Year                       Nine Months
                                                                              Ended 12/31/97                 Ended 9/30/98
                                                                         -----------------------      ------------------------
                                                                         Revenues       Expenses      Revenues        Expenses
                                                                         --------       --------      --------        --------
                                                                                              ($ in 000's)
Reclassify franchise fee pass-through. . . . . . . . . . . . . .         $ 5,517        $(5,517)        $4,619        $(4,619)
Eliminate revenues and expenses not being acquired . . . . . . .          (2,122)         1,908            (12)            66
Eliminate severance costs incurred by the TCI
  Systems upon closing . . . . . . . . . . . . . . . . . . . . .             -              -              -            1,113
Add Ellensburg, WA . . . . . . . . . . . . . . . . . . . . . . .           1,850         (1,240)           -              -
Add Pomeroy, WA. . . . . . . . . . . . . . . . . . . . . . . . .             179           (107)            98            (55)
Add Clatskanie, OR . . . . . . . . . . . . . . . . . . . . . . .             216           (130)           242           (132)
                                                                         --------       --------      --------        --------
                                                                         $ 5,640        $(5,086)        $4,947        $(3,627)
                                                                         --------       --------      --------        --------
                                                                         --------       --------      --------        --------

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FALCON COMMUNICATIONS, L.P.

                                   By:  Falcon Holding Group, L.P., as
                                        General Partner

                                        By:  Falcon Holding Group, Inc., its
                                             General Partner



Date:  December 11, 1998           By:     /s/ Michael K. Menerey
                                      ---------------------------------------
                                   Name:     Michael K. Menerey,
                                   Title:    Executive Vice President,
                                             Chief Financial Officer and
                                             Secretary



                                   FALCON FUNDING CORPORATION



Date:  December 11, 1998           By:     /s/ Michael K. Menerey
                                      ---------------------------------------
                                   Name:     Michael K. Menerey,
                                   Title:    Chief Financial Officer and
                                             Secretary